Item 6.
                                  Exhibit 10.20
                                                                     (Services)


                               SECURITY AGREEMENT


        THIS AGREEMENT, dated as of September 30, 1997, by and between Hagler Bailly Services, Inc., a Delaware corporation having its principal place of business at 1530 Wilson Boulevard, Arlington, Virginia 22209-2406 (the "Company"), and State Street Bank and Trust Company (the "Secured Party"). The Company and Hagler Bailly Consulting, Inc., a Delaware corporation ("Consulting"), are sometimes herein referred to collectively as the "Borrowers" and each individually as a "Borrower".

                              W I T N E S S E T H :

        WHEREAS, the Borrowers and the Secured Party entered into a Credit Agreement dated as of the date hereof (as amended from time to time, the "Credit Agreement") pursuant to which the Secured Party agreed, subject to the terms and conditions set forth therein, to make revolving credit loans to the Borrowers (such loans being herein referred to collectively as the "Loans"), such Loans to be evidenced by the joint and several promissory note of the Borrowers payable to the order of the Secured Party (the "Note");

        WHEREAS, the obligation of the Secured Party to make the Loans is subject to the condition, among others, that the Company shall execute and deliver this Agreement and grant the security interest hereinafter described; and

        WHEREAS, the obligation of the Secured Party to make the Loans is subject to the further condition that Consulting shall execute and deliver a Security Agreement similar to this Agreement (the AConsulting Security Agreement") and grant a security interest in its property and assets in the manner provided therein (the AConsulting Collateral");

        NOW, THEREFORE, in consideration of the willingness of the Secured Party to enter into the Credit Agreement and to agree, subject to the terms and conditions set forth therein, to make the Loans to the Borrowers pursuant thereto, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

        1. Security Interest. As security for the Secured Obligations described in section 2 hereof, the Company hereby grants to the Secured Party a security interest in and lien on all of the tangible and intangible personal property and fixtures of the Company, including the property described below, whether now owned or existing, or hereafter acquired or arising, together with any and all additions thereto and replacements and proceeds thereof (hereinafter referred to collectively as the "Collateral"): (i) all inventory, goods, merchandise, raw materials, supplies, goods in process, finished goods and other tangible personal property held by the Company for processing, sale or lease or furnished or to be furnished by the Company under contracts of service or to be used or consumed in the Company's business (the foregoing items in this clause (i) being sometimes herein referred to collectively as "Inventory"); (ii) all accounts, accounts receivable and Note, drafts, acceptances and other instruments representing or evidencing a right to payment for goods sold or leased or for services rendered whether or not earned by performance (the foregoing items in this clause (ii) being sometimes herein referred to collectively as "Accounts Receivable"), as well as all right, title and interest of the Company in the goods and services which have given rise thereto, including the right of stoppage in transit; (iii) all general intangibles of the Company, including without limitation, goodwill and all present and future intellectual property rights of the Company, including without limitation, all trademark rights, all copyright rights, all patent rights, all trade secrets, all know-how, and all causes of action arising under all such intellectual property rights; (iv) all of the Company's chattel paper of every kind and description, including all additions thereto and substitutions therefor; (v) all other rights of the Company to the payment of money, including without limitation, amounts due from affiliates (including amounts due from HB Capital, Inc. in respect of loans and advances by the Company or the Borrowers), all tax refunds of every kind and nature including loss carryback refunds, insurance proceeds, under factoring agreements, and all rights to deposits or advance payments; (vi) all customer lists, files, records (including without limitation computer programs, disks, tapes and related electronic data processing media) and writings of the Company or in which the Company has an interest in any way relating to the foregoing property and all rights of the Company to retrieval from third parties of electronically processed and recorded information pertaining to any of such property; (vii) all of the Company's documents and instruments (whether negotiable or non-negotiable); (viii) all of the Company's cash, deposits, certificates of deposit and securities (whether certificated or uncertificated);
(ix) all funds in the Lockbox Account (as hereinafter defined) and all funds and investments in any other collateral account or accounts maintained from time to time by the Company with the Secured Party; (x) all guaranties and security for any of the foregoing; and (xi) all of the Company's equipment, machinery, fixtures, furniture and office supplies.

        2. Secured Obligations. The security interest hereby granted shall secure the due and punctual payment and performance of the following liabilities and obligations of the Company (herein called the "Secured Obligations"):

               (a) Principal of and premium, if any, and interest on the Loans;

               (b) Any and all other obligations of either or both of the Borrowers to the Secured Party under the Credit Agreement or the Note or under any agreement or instrument relating thereto, all as amended from time to time; and

               (c) Any and all other indebtedness or obligations of either or both of the Borrowers to the Secured Party, whether individual or joint and several, direct or indirect, absolute or contingent, due or to become due or now existing or hereafter arising.

        3. Warranties and Covenants of Company. The Company hereby warrants and covenants to the Secured Party that:

               (a) Except for the security interest created hereunder and those permitted under the Credit Agreement, the Company is the owner of the Collateral free from any lien, security interest or encumbrance, and will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.


               (b) The address shown at the beginning of this Agreement is the principal place of business of the Company and all of the Company's additional places of business, if any, and the locations of all the Collateral are listed in Schedule I attached hereto. The Company will not change its principal or any other place of business, or the location of any Collateral, or make any change in the Company's name or conduct the Company's business operations under any fictitious business or trade name, without, in any such case, at least thirty
(30) days' prior written notice to the Secured Party and unless otherwise permitted by the Credit Agreement.

               (c) The Company will not sell or otherwise dispose of any of the Collateral or any interest therein except in the ordinary course of business or as otherwise as permitted by the Credit Agreement.

               (d) The Company will keep the Collateral in good order and repair and adequately insured at all times in accordance with the provisions of the Credit Agreement. The Company will pay promptly when due all taxes and assessments on the Collateral or for its use or operation, except for taxes and assessments permitted to be contested as provided in subsection 5.4 of the Credit Agreement. The Secured Party may at its option discharge any taxes, liens, security interests or other encumbrances to which any Collateral is at any time subject, and may, upon the failure of the Company so to do, purchase insurance on any Collateral and pay for the repair, maintenance or preservation thereof, and the Company agrees to reimburse the Secured Party on demand for any payments made or expenses incurred by the Secured Party pursuant to the foregoing authorization and any unreimbursed amounts shall constitute Secured Obligations for all purposes hereof.

               (e) The Company will promptly execute and deliver to the Secured Party such financing statements, certificates and other documents or instruments as may be necessary to enable the Secured Party to perfect or from time to time renew the security interest granted hereby, including, without limitation, such financing statements, certificates and other documents as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by the Company or in any replacements or proceeds thereof. The Company authorizes and appoints the Secured Party, in case of need, to execute such financing statements, certificates and other documents in its stead, with full power of substitution, as the Company's attorney in fact. The Company further agrees that a carbon, photographic or other reproduction of a security agreement or financing statement is sufficient as a financing statement under this Agreement. With respect to any investments or other Collateral hereunder which are book entry or uncertificated securities, the Company authorizes the Secured Party to cause its security interest therein to be noted on the books and records of the issuer thereof or other registrar therefor and to take such other actions as may be necessary to perfect the Secured Party's security interest therein.

               (f) The Company will give the Secured Party notice of each office of the Company at which records of the Company pertaining to all intangible items of Collateral are kept. Except as such notice is given and unless otherwise permitted by the Credit Agreement, the Company's records concerning all intangible Collateral are and will be kept at the address shown at the beginning of this Agreement as the principal place of business of the Company.


               (g) It is the intention of the parties hereto that none of the Collateral shall become fixtures and the Company will take all such reasonable action or actions as may be necessary to prevent any of the Collateral from becoming fixtures. Without limiting the generality of the foregoing, the Company will, if requested by the Secured Party, use its best efforts to obtain waivers of lien, in form satisfactory to the Secured Party, from each lessor of real property on which any of the Collateral is or is to be located.

        4.     Special Provisions Concerning Accounts Receivable.

               (a) The Company will instruct all account debtors to direct payment of the Company's Accounts Receivable (whether or not such Accounts Receivable constitute "Eligible Receivables", as defined in the Credit Agreement) to the Company's lockbox account (the "Lockbox Account") with the Secured Party in accordance with the agreement (the "Lockbox Agreement") in effect from time to time between the Company and the Secured Party with respect thereto. Notwithstanding the foregoing, in the event any payments in respect of Accounts Receivable are remitted to the Company, the Company will hold all such collections in trust for the Secured Party without commingling the same with the other funds of the Company and will promptly, on the day of receipt thereof, transmit such collections to the Secured Party in the identical form in which they were received by the Company, with such endorsements as may be appropriate, for deposit into the Lockbox Account.

               (b) All collections in the form of cash, checks or other demand remittances transmitted to the Secured Party pursuant to the preceding subsection shall upon receipt by the Secured Party be credited to the Lockbox Account. Each such credit shall be conditional upon final payment to the Secured Party of all items giving rise to such credit, and, if any item is not so paid, credit for such item shall be reversed whether or not the item has been returned.

               (c) At such times as may be provided in the Lockbox Agreement (or in any cash management or similar agreement between the Company and the Secured Party), the Secured Party, by charging the Lockbox Account and crediting the account on the books of the Secured Party in which the Loans are recorded (the "Loan Account"), shall apply the amounts from time to time on deposit in the Lockbox Account in reduction or payment of the Loans then outstanding, such application to be subject to final payment in cash of all items theretofore credited to the Lockbox Account. Notwithstanding the foregoing, upon the occurrence of any Event of Default, such default not having previously been remedied or cured, the Secured Party may from time to time cause amounts on deposit in the Lockbox Account to be applied to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine.

               (d) So long as this Agreement shall continue in effect, the Lockbox Agreement shall not be terminated by the Company and the Company will not modify any instructions given to account debtors in accordance with subparagraph (a) of this section 4 and will at all times comply with the provisions of such subparagraph.

               (e) The Company represents and warrants that each Account Receivable is and will be a valid Account Receivable representing an existing, undisputed indebtedness incurred with the account debtor thereon for goods theretofore delivered or shipped to, or for services theretofore performed for, such account debtor in accordance with such account debtor's instructions or specifications; that, except as indicated in writing to the Secured Party there will be no offsets or counterclaims of any nature against, nor any agreement under which any allowance, adjustment or discount may be claimed in respect of any Account Receivable; and that the Secured Party will be the lawful owner of each Account Receivable free and clear of all liens, encumbrances, and security interests (other than the security interest hereby granted to the Secured Party and security interests permitted under the Credit Agreement) with full right and power to subject such Account Receivable to such security interest in favor of the Secured Party.

               (f) The Company will promptly notify the Secured Party of any dispute which may have arisen between the Company and any account debtor in respect of any Account Receivable or the goods or services which have given rise thereto and of any other event the occurrence of which might cause any Account Receivable not to be classified as an Eligible Receivable (as defined in the Credit Agreement) or which might affect the amount or collectability thereof, including without limitation any offsets or counterclaims.

               (g) The Company will specifically assign to the Secured Party all federal government contracts and will cooperate with the Secured Party in giving notice of such assignment pursuant to the federal Assignment of Claims Act. The Company will cooperate with the Secured Party in providing such further information with respect to contracts with any state, other unit of local government or agency, and with respect to contracts with any foreign government or agency, as the Secured Party may require and will provide such instruments of further assurance with respect to such contracts as the Secured Party may require.

               (h) The Company hereby irrevocably appoints the Secured Party the true and lawful attorney of the Company with full power of substitution, in the name of the Secured Party or in the name of the Company or otherwise, for the sole benefit of the Secured Party but at the sole expense of the Company, without notice to or demand upon the Company: (i) to demand, collect, receive payment of, receipt for, settle, compromise or adjust, and give discharges and releases in respect of the Accounts Receivable or any of them; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Accounts Receivable or any of them and to enforce any other rights in respect thereof or in respect of the goods or services which have given rise thereto; (iii) to defend any suit, action or proceeding brought against the Company with respect to any Account Receivable or the goods or services which have given rise thereto; (iv) to settle, compromise or adjust any suit, action or proceeding described in clause (ii) or (iii) above, and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (v) to endorse checks, Note, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing or securing the Accounts Receivable or any of them; (vi) to receive, open and dispose of all mail addressed to the Company and to notify the post office authorities to change the address of delivery of mail addressed to the Company to such address, care of the Secured Party, as the Secured Party may designate; and (vii) generally to sell, assign, transfer, pledge, make any agreement in respect of or otherwise deal with any Account Receivable or the goods or services which have given rise thereto as fully and completely as though the Secured Party were the absolute owner thereof for all purposes; provided, however, that, except as otherwise authorized by the Lockbox Agreement or by the provisions of this Agreement, the foregoing rights granted to the Secured Party pursuant to this subsection (h) shall not be exercised by the Secured Party unless an Event of Default shall have occurred and be continuing. The powers conferred on the Secured Party by this Agreement are solely to protect any interest of the Secured Party and shall not impose any duty upon the Secured Party to exercise any such power, and if the Secured Party shall exercise any such power, it shall be accountable only for amounts that it actually receives as a result thereof and shall not be responsible to the Company except for willful misconduct. The Secured Party shall be under no obligation to take steps necessary to preserve the rights in any Collateral against prior parties but may do so at its option. The Secured Party may at its option transfer at any time to itself or to its nominee any securities held as Collateral hereunder and received the income thereon and hold the same as Collateral hereunder.


               (i) If the Company shall fail to instruct account debtors to direct payment of Accounts Receivable to the Lockbox Account in accordance with subparagraph (a) of this section 4, the Secured Party may, and is hereby authorized to, give such instructions.

        5. Special Provisions Concerning Notes, etc. Upon the occurrence and during the continuance of any Event of Default, in addition to any other rights or remedies which the Secured Party may have hereunder: (a) the Secured Party may cause any notes or other securities included in the Collateral hereunder to be transferred into its name or into the name of its nominee or nominees; and
(b) the Secured Party may, without obligation to do so, demand, sue for and/or collect any amounts due from time to time in respect of any such notes or securities included in the Collateral hereunder. The Company will execute and deliver, or cause to be executed and delivered, such stock powers, bond powers, endorsements, assignments and other instruments or documents, and will take all such actions, as the Secured Party may reasonably request for the purpose of implementing or effectuating the foregoing provisions.

        6. Events of Default. The Company shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

               (a) Default shall be made in the due and punctual payment of any payment of principal of or premium, if any, or interest on any of the Secured Obligations as and when the same shall become due and payable (whether at maturity or at a date fixed for any prepayment or installment or by declaration or acceleration or otherwise) and such default shall continue beyond the expiration of the applicable period of grace, if any; or

               (b) Any other Event of Default (as defined or provided in the Credit Agreement) shall occur.

        7. Rights and Remedies of Secured Party. Upon the occurrence of any Event of Default, such default not having previously been remedied or cured, the Secured Party may declare all of the Secured Obligations to be immediately due and payable and shall then have the following rights and remedies:

               (a) All rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial Code;

               (b)     All rights and remedies provided in this Agreement; and

               (c) All rights and remedies provided in the Credit Agreement or in the Note or in any other agreement, document or instrument pertaining to any of the Secured Obligations.

        8. Right of Secured Party to Dispose of Collateral, etc. Without limiting the scope of section 7 hereof, upon the occurrence of any Event of Default, such default not having previously been remedied or cured, the Secured Party shall have the right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. The Secured Party may require the Company to make the Collateral (to the extent the same is moveable) available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Company at least ten (10) days' prior written notice at the address of the Company set forth above (or at such other address or addresses as the Company shall specify in writing to the Secured Party) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine and any surplus shall be returned to the Company or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Company). In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Secured Obligations in full, the Company will be liable for the deficiency, together with interest thereon, at the maximum rate provided in the Note, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements.

        9. Right of Secured Party to Use and Operate Collateral, etc. Upon the occurrence and during the continuance of any Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Secured Party shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Company and all persons claiming under the Company wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Secured Party may, from time to time, at the expense of the Company, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Secured Party may deem proper. In any such case the Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Company in respect thereto as the Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as the Secured Party may see fit; and the Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including legal costs and attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine and, unless otherwise provided by law or by a court of competent jurisdiction, any surplus shall be returned to the Company or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of the Company). Without limiting the generality of the foregoing, the Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by the Secured Party to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of the Company, or to sell or dispose of the Collateral, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Secured Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

        10. Waivers, etc. The Company hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein and in the Credit Agreement, all other demands and notices in connection with this Agreement or the enforcement of the Secured Party's rights hereunder or in connection with any Secured Obligations or any Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to either or both of the Borrowers or to any account debtor in respect of any Account Receivable, or substitution, release or surrender of any collateral (including the Consulting Collateral), the addition or release of persons primarily or secondarily liable on any Secured Obligation (including Consulting) or on any Account Receivable or other collateral, the acceptance of partial payments on any Secured Obligation or on any Account Receivable or other collateral and/or the settlement or compromise thereof. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion. The Company further waives any right it may have under the constitution of the Commonwealth of Massachusetts, under the constitution of the States of Delaware or Virginia (or under the constitution of any other state in which any of the Collateral may be located), or under the Constitution of the United States of America, to notice (other than any requirement of notice provided herein) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Company's waivers under this section have been made voluntarily, intelligently and knowingly and after the Company has been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights.


        11. Termination; Assignment, etc. This Agreement and the security interest in the Collateral created hereby shall terminate when all of the Secured Obligations have been paid and finally discharged in full (provided that the Secured Party is no longer obligated to make Loans under the Credit Agreement). No waiver by the Secured Party or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by the Secured Party of all or any of the Secured Obligations held by it, the Secured Party may assign or transfer its rights and interests under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of the Secured Party hereunder, and the Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned.


        12. Reinstatement. Notwithstanding the provisions of section 11, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Collateral is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Company or any substantial part of its properties, or otherwise, all as though such payments had not been made.

        13. Governmental Approvals, etc. Upon the exercise by the Secured Party of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, the Company will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Secured Party may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

        14. Certain Definitions. Capitalized terms used herein without definition which are defined in the Credit Agreement shall have the respective meanings ascribed to them in the Credit Agreement. In addition to the descriptions contained in section 1 hereof, the items of Collateral referred to therein shall have all of the meanings ascribed to them in the Uniform Commercial Code as in effect from time to time.


        15. Notices. Except as otherwise provided herein, notice to the Company or to the Secured Party shall be deemed to have been sufficiently given or served for all purposes hereof if mailed by certified or registered mail, return receipt requested, as follows:

               (a) if to the Company, at the address set forth above in this Agreement, with a copy to: Stephen V.R. Whitman, Esq. Vice President and General Counsel Hagler Bailly, Inc. 1530 Wilson Boulevard Suite 900 Arlington, VA 22209-2406

               (b) if to the Secured Party, at the address set forth in the Credit Agreement, with a copy to:

                              Allen M. Bornheimer, Esquire
                              Choate, Hall & Stewart
                              Exchange Place
                              53 State Street
                              Boston, Massachusetts  02109

or at such other address as the party to whom such notice is directed may have designated in writing to the other party hereto.

        16. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Secured Party and the Company and their respective successors and assigns, and the term "Secured Party" shall be deemed to include any other holder or holders of any of the Secured Obligations. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The section headings in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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




        17. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts. The Company, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in the Commonwealth of Massachusetts and consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of this Agreement or any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Company further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address set forth above or as otherwise provided under the laws of the Commonwealth of Massachusetts. The Company irrevocably waives all right to a trial by jury in any suit, action or other proceeding instituted by or against the Company in respect of its obligations hereunder or the transactions contemplated hereby.


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




        IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.


                                HAGLER BAILLY SERVICES, INC.

                                By: /s/ Daniel M. Rouse
                                    ---------------------------------------
                                    Senior Vice President, CFO, Treasurer and
                                    Secretary                            (Title)


                                STATE STREET BANK AND TRUST COMPANY

                                By:  /s/  Linda Moulton
                                     ------------------------------------------
                                     Vice President                      (Title)

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